Amendment No. 12 to Amended and Restated Motor Vehicle Installment Contract

                           Loan and Security Agreement

     This Amendment is entered into by and between Ugly Duckling Corporation, successor in interest to Ugly Duckling Holdings, Inc. ("Ugly Duckling"), a Delaware corporation; Ugly Duckling Car Sales and Finance Corporation ("UDCSFC"), an Arizona corporation formerly known as Duck Ventures, Inc.; Ugly Duckling Credit Corporation ("UDCC") formerly known as Champion Acceptance Corporation, an Arizona corporation; Ugly Duckling Car Sales, Inc. ("Sales"), an Arizona corporation; Champion Financial Services, Inc. ("Champion"), an Arizona corporation; Ugly Duckling Car Sales Florida, Inc. ("Car Sales Florida"), a Florida corporation; Cygnet Financial Corporation ("Cygnet"), a Delaware corporation; Cygnet Support Services, Inc. ("Services"), an Arizona corporation; Cygnet Financial Services, Inc. ("Cygnet Services"), an Arizona corporation; Cygnet Financial Portfolio, Inc. ("Cygnet Portfolio"), an Arizona corporation; Ugly Duckling Portfolio Partnership, L.L.P. ("UDPP"), an Arizona limited liability partnership; Ugly Duckling Finance Corporation ("UDFC"), an Arizona corporation; and Ugly Duckling Portfolio Corporation ("UDPC"), an Arizona corporation formerly known as Champion Portfolio Corporation (all of the foregoing entities collectively referred to herein as "Borrower"); and General Electric Capital Corporation, a New York corporation ("Lender").

                                    RECITALS

     A. Borrower and Lender are parties to an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated as of August 15, 1997, as amended by an Assumption and Amendment Agreement dated October 23, 1997, Amendment No. 1 dated December 22, 1997, Amendment No. 2 dated September 9, 1998, Amendment No. 3 dated January 18, 1999, Amendment No. 4 dated as of July 19, 1999, Amendment No. 5 dated August 16, 1999, Amendment No. 6 dated August 27, 1999, Amendment No. 7 dated November 30, 1999, Amendment No. 8 dated December 7, 1999, Amendment No. 9 dated December 8, 1999, Amendment No. 10 dated March 6, 2000 and Amendment No. 11 dated June 30, 2000 (the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement as so amended is referred to herein as the "Agreement") pursuant to which Lender agreed to make Advances to Borrower on the terms and conditions set forth in the Agreement.

     B. Borrower and Lender desire to amend certain provisions of the Agreement pursuant to the terms set forth in this Amendment in order to eliminate all Loan Facilities other than the Inventory Facility and make certain other changes.

     In consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

     1. Defined Terms. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the same meaning given to such term(s) in the Agreement. As used herein, "Effective Date" shall mean the date of the initial advance of loan funds pursuant to that certain Master Loan and Security Agreement dated as of April ___, 2001 among UDC, UDCSFC, UDCC, Car Sales Florida, UDFC, Sales and Greenwich Capital Financial Products, Inc.

     2. Amendments to Agreement. Effective as of the Effective Date, the Agreement is hereby amended as follows.

          (a) Loan Facilities. Section 2.1 of the Agreement is hereby amended in its entirety to read as follows:

               "Section 2.1. Loan Facilities. The only Loan Facility is the following Inventory Facility:

               (A) Inventory Facility. Subject to all of the terms and conditions of this Agreement, Lender agrees to loan funds up to Twenty Five Million Dollars ($25,000,000.00) to Borrower against Eligible Inventory from time to time in a series of Advances during the term of this Agreement. Funds may be borrowed, repaid and reborrowed on a revolving basis subject to the terms and conditions set forth in this Agreement, provided that the amount outstanding under the Inventory Facility shall not at any time exceed the Inventory Advance Value."

          (b) General Interest Rate and Fees. Section 2.2(A) of the Agreement is hereby amended in its entirety to read as follows:

              "(A) Except as modified by Sections 2.4 and 15.1, the average daily balance of the Loan shall bear interest, calculated daily on the basis of a 365-day year, at a per annum rate equal to the LIBOR Rate plus (i) Three Hundred Fifteen (315) basis points through June 30, 2001 and (ii) Three Hundred Sixty-Five (365) basis points beginning on July 1, 2001."

          (c) Loan Term; Right to Terminate. Section 2.3 of the Agreement is hereby amended in its entirety to read as follows:

               Section 2.3. "Loan Term; Right to Terminate. Unless sooner terminated as hereinafter provided, this Agreement shall terminate without prior notice on the later of June 30, 2001 or the end of the extension period elected by Borrower pursuant to the following sentence. Unless sooner terminated as hereinafter provided, (i) Borrower may extend the expiration of the term of this Agreement from June 30, 2001 to September 30, 2001 by providing Lender before June 1, 2001 with written notice of its election to so extend and a payment of $31,250, and (ii) if
               Borrower so extends the expiration then Borrower may further extend the expiration from September 30, 2001 to December 31, 2001 by providing Lender before September 1, 2001 with written notice of its election to so extend and a payment of $31,250; provided, however, that neither extension will be effective if at the time of the expiration elected to be extended the Borrower is not in full compliance with all of the terms and conditions of this Agreement. Upon the occurrence of an Event of Default, Lender may, without prior notice to Borrower, immediately terminate this Agreement. A prepayment in full of the Loan shall be a termination of this Agreement. Notwithstanding termination of this Agreement in any manner, the Indebtedness shall be payable in accordance with this Agreement, and all rights and remedies granted to Lender hereunder or pursuant to applicable law shall continue until all obligations of Borrower to Lender have been fully paid and performed."

          (d) Interest Payments. Section 4.0(C) of the Agreement is hereby amended in its entirety to read as follows:

              "(C) Interest shall accrue on the Loan daily and all accrued interest shall be due and payable on the last day of each month, provided that if such last day is not a Business Day, such accrued interest shall be payable on the next following Business Day. Accrued interest shall not be added to the Loan balance and bear interest, unless the interest is past due and paid with an Advance requested by Borrower and approved by Lender; provided that, such an approval by Lender shall not constitute a waiver of the Event of Default consisting of the failure to pay the interest except to the extent provided in Section 16.9."

          (e) Contract Payments. Section 4.1 of the Agreement is hereby amended in its entirety to read as follows:

               "Section 4.1. Contract Payments. Borrower shall direct all Contract Debtors for Pledged Contracts, and all other Persons (including Contract Rights Payors) who make payments to Borrower relating to Pledged Contracts, to make, when paying by mail, all payments directly to the Post Office Box."

          (f) Security Interest. The description of Collateral in Section 6.0 of the Agreement is amended to include the following:

               "Section 6.0. Stock Pledge Collateral. The capital stock owned by UDCSFC, whether now owned or hereafter acquired, and the rights to receive dividends and other distributions of every nature, now existing or hereafter created and wherever located, of Ugly Duckling Receivables Corporation II, Ugly Duckling Receivables Corporation III, and any other bankruptcy remote entity created for the purpose of a securitization transaction."

          (g) Remittances. Notwithstanding any other provision of the Agreement, Lender shall no longer receive Remittances which are instead being paid as described in the Intercreditor Agreement (hereinafter defined). Borrower shall no longer be obligated to provide the notices described in Sections 7.0(A) or (B).

          (h) Certificates of Title. Section 13.11 of the Agreement is hereby amended in its entirety to read as follows:

               "Section 13.11. Certificates of Title. Borrower shall promptly apply for and obtain Certificates of Title for all Financed Vehicles."

          (i) Unencumbered Inventory. Section 13.13 of the Agreement is hereby deleted in its entirety.

          (j) Borrowing Base. The definition of Borrowing Base in Section 16.0 of the Agreement is deleted and replaced in its entirety as follows:

               Borrowing Base: the amount equal to the lesser of (i) Twenty-five Million Dollars ($25,000,000.00) minus the Loan Availability Cap, or (ii) the Inventory Advance Value.

          (k)  Underutilization  Fee. The definition of Underutilization  Fee in
               Section 16.0 of the Agreement is deleted and replaced in its entirety as follows:

               Underutilization Fee: the fee equal to (i) .000959% (35 basis points per annum) times (ii) the amount by which the Advances outstanding under the Inventory Facility are less than Fifteen Million Dollars ($15,000,000), for each day during the Accounting Period that such Advances are less than Fifteen Million Dollars ($15,000,000).

     3. Intercreditor Agreement. Lender has entered into that certain Greenwich/GECC/SunAmerica Intercreditor Agreement dated as of April ___, 2001 (the "Intercreditor Agreement") pursuant to which Lender has agreed, in addition to other matters, that certain of the liens and security interests granted to Lender will be subordinate to liens and security interests granted to other persons pursuant to the Intercreditor Agreement. In the event of any conflict between the Agreement and the Intercreditor Agreement, the Intercreditor Agreement will control.

     4. Incorporation of Amendment. The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Agreement, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, are hereby affirmed and ratified and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Agreement, the terms and provisions of this Amendment shall control. Each reference to the Agreement shall be a reference to the Agreement as amended by this Amendment. This Amendment, taken together with the unamended provisions of the Agreement which are affirmed and ratified by Borrower, contains the entire agreement among the parties regarding the transactions described herein and supersedes all prior agreements, written or oral, with respect thereto.

     5. Borrower Remains Liable. Borrower hereby confirms that the Agreement and each document executed by Borrower in connection therewith continue unimpaired and in full force and effect and shall cover and secure all of Borrower's existing and future obligations to Lender. Nothing contained herein is intended, nor shall be construed, to be a novation or an accord and satisfaction of the outstanding liabilities or any of Borrower's other obligations to Lender.

     6. Headings. The paragraph headings contained in this Amendment are for convenience of reference only and shall not be considered a part of this Amendment in any respect.

     7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona. Nothing herein shall preclude Lender from bringing suit or taking other legal action in any jurisdiction.

     8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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

     IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of April , 2001.

GENERAL ELECTRIC CAPITAL
CORPORATION                                     UGLY DUCKLING CAR SALES, INC.

By:                                             By:
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Title:                                          Title:
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UGLY DUCKLING CORPORATION

By:
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Title:
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UGLY DUCKLING CAR SALES AND                     CHAMPION FINANCIAL SERVICES,INC.
FINANCE CORPORATION

By:                                             By:
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Title:                                          Title:
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UGLY DUCKLING CAR SALES FLORIDA,                UGLY DUCKLING CREDIT CORPORATION
INC.

By:                                             By:
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Title:                                          Title:
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CYGNET FINANCIAL CORPORATION

By:
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Title:
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CYGNET SUPPORT SERVICES, INC.

By:
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Title:
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CYGNET FINANCIAL SERVICES, INC.                 CYGNET FINANCIAL PORTFOLIO, INC.

By:                                             By:
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Title:                                          Title:
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UGLY DUCKLING PORTFOLIO                         UGLY DUCKLING FINANCE
PARTNERSHIP, L.L.P.                             CORPORATION

By:                                             By:
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Title:                                          Title:
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UGLY DUCKLING PORTFOLIO
CORPORATION

By:
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Title:
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